Exhibit 3.01

Composite
of
Restated Certificate of Incorporation
of
PureSafe Water Systems, Inc.

1.	The name of the Corporation is: PureSafe Water Systems, Inc.

2.
The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is the Corporation Trust Company.

3.
The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware including but not limited to the development and operation of open market locations for private buyers and sellers of automobiles, boats, RV’s, travel trailers and trucks in accordance with the laws of various states, the United States of America and other applicable jurisdictions.

4.	The total authorized capital stock of the Corporation shall be four hundred sixty million (460,000,000) shares, each with a par value of $0.001 per share, as follows:

1.	Common Stock: The Corporation is authorized to issue up to four hundred fifty million (450,000,000) shares of Common Stock.

2.
Preferred Stock: The Corporation is further authorized to issue up to ten million (10,000,000) shares of preference stock to be known as “Preferred Stock.”  Authority is hereby expressly vested in the Board of Directors of the Corporation to divide said Preferred Stock into series and fix and determine the voting powers, designations, preferences and relative participating, optional or special rights and qualifications, limitations or restrictions of the shares of each series so established, as provided by Section 151 of the Delaware General Corporation Law.

Series A Preferred Stock

The designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to the Series A Preferred Stock are as follows:

1.
Designation and Number of Shares.  The designation of this series of 400,000 shares of Preferred Stock, par value $.001 per share, created by the Board of Directors of the Corporation pursuant to the authority granted to it by the Certificate of Incorporation of the Corporation, is "Series A Preferred Stock.”  In the event that the Corporation does not issue the maximum number of shares of Series A Preferred Stock, the corporation may, from time to time, by resolution of the Board of Directors, reduce the number of shares of Series A Preferred Stock authorized, provided, that no such reduction shall reduce the number of authorized shares to a number which is less than the number of shares of Series A Preferred Stock then issued.  The number of shares by which the Series A Preferred Stock is reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such stock is once more designated as part of a particular series by the Corporation's Board of Directors.

2.	Dividend Rights.

(a)           Holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends at an annual rate of one Dollar ($1.00) per share (equal to 10% of the $10.00 purchase price per Series A Preferred Share on original issuance) (i) out of funds of the Corporation legally available therefor, or (ii) in the whole number of Shares based on the "current market price" per share of the Common stock.  The current market price shall be deemed to be the average of the daily closing bid prices for the five (5) consecutive trading days commencing such number of days prior to (but not including) the dividend payment date, computed pursuant to 4(d)(iii)(B), as if such shares had been purchased for cash using the dividend amount per share payable to the holder of the Preferred Stock on the applicable dividend payment date.  If less than one (1) whole share is issuable based on the foregoing computation, the dividend shall be paid in cash.  Any fractions of shares in excess of whole shares shall be paid in cash.  No fractional shares or scrip shall be issued, subject to the provisions of Paragraph 2(c) of this Certificate of Designation.  The Corporation may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any calculation required by this paragraph 2(a), and a certificate signed by such firm shall be conclusive evidence of the correctness of such calculation.  Dividends shall be payable as follows: For the period ending December 31, 1994, the dividend payment date shall be December 31, 1994; dividends thereafter shall be paid in quarterly installments on the dividend payment dates hereinafter redefined.  Dividend payment dates subsequent to December 31, 1994 shall be March 31, June 30, September 30, and December 31, of each year commencing March 31, 1995.  Dividends shall be payable on the dividend payment dates to holders of Series A Preferred stock of record on the first day of the month in which such dividend payment date occurs.  Each quarterly period ending on a dividend payment date is referred to as a "dividend period.”  Dividends on the Series A Preferred Stock shall be fully cumulative and accrue, with respect to each share of Series A Preferred Stock, from the date such share of Series A Preferred Stock is originally issued.

(b)           The amount of any dividends "accrued" on any share of Series A Preferred Stock at any, dividend payment date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend payment date, whether or not earned or declared, and the account of dividends "accrued" on any share of Series A Preferred Stock at any date other than a dividend payment date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend payment date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate set forth in paragraph 2 (a), above, per share for the period after such last preceding dividend payment date to and including the date as of which the calculation is made, based on a three hundred sixty (360) day year of twelve (12) months, each having thirty (30) days.

(c)           So long as any shares of Series A Preferred Stock shall be outstanding, no class or series of capital stock shall be established that ranks senior to or on a parity with, the Series A Preferred Stock with respect to the payment of dividends.  Except as provided in this Certificate of Designation, no dividends shall be declared or paid or set aside for payment on any shares of Common Stock or any other classes or series of capital stock ranking junior to the Series A Preferred Stock as to dividends for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for payment thereof is set aside for such payment on the Series A Preferred Stock for all dividend periods terminating on or prior to the dividend payment date of such dividends on any such aeries or class. Holders of shares of Series A Preferred Stock shall not be entitled to dividends thereon, whether payable in cash, property or stock, in excess of the full cumulative dividends thereon, as provided in this Certificate of Designation.

(d)           So long as any shares of Series A Preferred Stock shall be outstanding, no class or series of capital stock shall be established that rank senior to or on a parity with, the Series A Preferred Stock in the event of voluntary or involuntary dissolution, liquidation or winding up, and no distribution shall be declared or made upon any junior series or class of capital stock in the event of voluntary and involuntary dissolution, liquidation or winding up shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation or by any subsidiary (which shall mean any corporation or entity, the majority of voting power to elect directors of which is held directly or indirectly by the Corporation), except by conversion into or exchange for any such junior series or class of capital stock; unless, in each case, the full cumulative dividends on all outstanding shares of Series A Preferred Stock shall have been paid in full for all past dividend periods or unless the holders of a majority of the Series A Preferred Stock then outstanding shall consent thereto.

3.	Voting Rights.

(a)           Holders of shares of Series A Preferred Stock shall have the same voting rights in respect thereof as are accorded to the holders of common Stock of the Corporation pursuant to the Amended and Restated Certificate of Incorporation of the Corporation and by law and shall exercise such voting rights with the holders of such Common Stock and not as a class, except as set forth in Paragraph 3(b) below.

(b)           Unless the vote of the holders of a greater number of shares of Series A Preferred Stock shall be then required by law, the consent of the holders of a majority of the shares of Series A Preferred Stock at the time outstanding, given in person or by proxy by a vote at a meeting called for such purpose or given by written consent signed by the holders of the number of shares of Series A Preferred Stock required for approval, voting or giving consent as a single class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Amended and Restated Certificate of Incorporation or any amendment thereto or restatement thereof (including any Certificate of Designation or similar document relating to the Series A Preferred Stock) which affects or would affect adversely the preferences, rights, powers or privileges of the holders of shares of Series A Preferred Stock. The Corporation is not restricted from creating other series of Preferred Stock which may be senior or junior to or on a parity with the Series A Preferred stock as to dividends and/or on voluntary or involuntary dissolution, liquidation or winding up without the consent of the holders of the Series A Preferred Stock.

4.	Right of Corporation to Redeem or Call the Series A Preferred Stock.

(a)           Anything contained in this Certificate of Designation to the contrary notwithstanding, the Corporation shall have the right to redeem or call the Series A Preferred Stock then outstanding, at any time, and from time to time, following three years from January 17, 1994, at a price of $11.00 cash per share called or redeemed, together with any accrued but unpaid dividends thereon to and including the date of redemption (the "Redemption Price").

(b)           The Directors of the Corporation shall have the right in their sole, exclusive and absolute discretion to determine which, if any, and whether pro rata or by lot, of the shares of Series A Preferred Stock should be redeemed or called.

(c)           The Directors of the Corporation shall cause written notice of redemption to be given as set forth in (d) below, to each registered holder of Series A Preferred Stock to be called or redeemed, at their respective addresses as they appear on the records of the Corporation, specifying the certificate numbers) of the shares to be redeemed, the name and address of the Redemption Agent, as defined below, and the name and address of the transfer agent for the Series A Preferred Stock.  Such notice shall be mailed to said registered holders by first class, postage prepaid mail no later than the thirtieth day before the date fixed for redemption (the "Redemption pate").  The notice of redemption shall set forth the redemption price, the date set for redemption and the place where certificates for Series A Preferred Stock shall be delivered.

(d)           The Corporation shall appoint as its agent for the purpose of acting as redemption agent for the Series A Preferred Stock a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000), and may appoint any one or more additional such agents which shall in each case be a bank or trust company in good standing organized under the laws of the United States of America or of any jurisdiction thereof, having an office or offices in the City of Phoenix, or such other place as shall have been designated by the Corporation, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000). Such bank or trust company is hereinafter referred to as the "Redemption Agent.”  Following such appointment and prior to any redemption, the Corporation shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and et the expense of the Corporation, to cause such notice of redemption to be duly mailed as above provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions.  All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two business days prior to the Redemption Date, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor.  Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

(e)           If notice of redemption shall have been given as hereinbefore provided, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares called for redemption shall be entitled to all preferences and relative and other rights accorded by this resolution until and including the date prior to the Redemption Date.  If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences and relative and other rights accorded by this resolution until and including the date prior to the date (the "Final Redemption Date") when the corporation makes payment or delivery as aforesaid to the holders of the Preferred Stock.  From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receive amounts to be paid hereunder.  The deposits of monies in trust with the Redemption Agent  shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Preferred stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

5.	Liquidation Rights.

(a)           In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation the sum of $10.00 per share of Series A Preferred Stock then outstanding, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final payment or distribution, before any payment or distribution upon dissolution, liquidation or winding up shall be made on any series or class of capital stock ranking junior to series A Preferred Stock as to such payment or distribution.

(b)           The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall be deemed a voluntary dissolution, liquidation or winding up of the corporation for purposes of this Paragraph 5.  The merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Paragraph 5; provided, however, that the merger or consolidation of the Corporation into another corporation shall be deemed to be a voluntary dissolution, liquidation or winding up of the Corporation for the purposes of this Paragraph 5, unless either (i) the holders of all shares of Series A Preferred Stock outstanding upon the effectiveness of such merger or consolidation shall have the right, upon such effectiveness, to receive for each share of Series A Preferred stock held by them upon such effectiveness, one share of Preferred Stock of the resulting or surviving corporation, which share shall have, to the extent practicable, dividend and voting rights and rights upon dissolution, liquidation or winding up reasonably equivalent to those of such share of Series A Preferred Stock, and shall have the right to convert such share of Preferred Stock into the number of shares of stock or other securities or property receivable upon such merger or consolidation, as the case may be, by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock was convertible immediately prior to such merger or consolidation, or (ii) the merger or consolidation was approved by the holders of a majority of the shares of Series A Preferred Stock then outstanding either at a meeting of such stockholders or by a written consent in lieu of a meeting.

(c)           After the payment in cash to the holders of Series A Preferred Stock of the full preferential amounts in the amounts which have been fixed hereby for the shares of Series A Preferred Stock, such holders as such shall have no right or claim to any of the remaining assets of the Corporation.

(d)           In the event the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Paragraph 5(a) of this certificate of Designation, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Corporation ranking on a parity with the shares of Series A Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(e)           Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to Paragraph 4(a) of this Certificate of Designation before any payment shall be made to the holders of any class of capital stock of the corporation ranking junior upon liquidation to Series A Preferred Stock.

6.
Rank of Series.  For purposes of this certificate of Designation, any stock of any series or class of the Corporation shall be deemed to rank junior to shares of Series A Preferred Stock as to dividends or upon liquidation, dissolution car winding up, as applicable, if such class shall be Common Stock or if the holders of shares of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as applicable, in preference or priority to the holders of shares of such class or classes.

7.
No Preemptive Rights.  No holder of the Series A Preferred Stock shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized or any securities convertible into or exchangeable for any shares or any warrants, options, rights or other instruments evidencing rights to subscribe for or purchase any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

8.	"Piggy-back" Registration Rights.

(a)           When the Corporation files its first registration statement (defined herein to include a Notification under Regulation A and the Offering Circular included therein) under the Act at any time after January 17, 1994, which relates to a current offering of securities of the Corporation (except in connection with an offering to employees, a stock option or employee benefit plan, an exchange offer or an offer to acquire assets) such registration statement and the prospectus included therein shall also, at the written request to the Corporation by the holder(s) of Common Stock of the Corporation received as dividends on the Series A Preferred Stock (hereinafter referred to as "Common Stock"), include such Common Stock in such registration statement and meet the requirements of the Act with respect to the public offering of such Common Stock so as to permit the public sale of such Common Stock in compliance with the Act.  The Corporation shall give written notice to the holder(s) of such Common Stock (hereinafter referred to collectively as "Holder(s)" of its intention to file a registration statement under the Act relating to a current offering of the Common Stock of the Corporation, sixty (60) or more days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall be made by the Holder(s) thirty (30) or more days prior to the date specified in the notice as the date on which it is intended to file such registration statement. Any such request by Holder(s) shall include only shares of Common stock into which such Holder(s) Series A Preferred Stock received or were then accrued and payable as a dividend thereon.  Neither the delivery of such notice by the corporation nor of such request by the Holder(s) shall in any way obligate the Corporation to file such registration statement and notwithstanding the filing of such registration statement, the Corporation may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to the Holder(s), except that the Corporation shall pay such expenses as are contemplated to be paid by it under subsection (d) of this Section.

Notwithstanding anything contained in this subsection (a) to the contrary, if any underwriter who is proposing to offer to the public the Corporation's Common Stock should object to and fail to proceed with the offering because all of the Common Stock is proposed to be included in the registration statement, the Corporation may proceed with the offering either including the number of shares which the underwriter will agree to include pro rata among those shares of Common Stock for which registration is requested or none if the underwriter refuses to proceed if any such shares are included, without registering the Common Stock; provided, however, the Corporation can legally file and does file a post-effective amendment to such registration statement, with the consent of said underwriter, within ninety (90) days of the effective date of such registration statement, allowing the selling stockholders to sell the remaining balance, or all, as the case may be, of their Common Stock pursuant to such registration statement.

(b)           In each instance in which pursuant to subsection (a) of this Section, the Corporation shall take any action to permit a public offering or sale or other distribution of the Common Stock, the Corporation shall:
(1)   Supply to the Holder(s) desiring to make a public distribution of their Common Stock and to John MaGee and Co., two executed copies of each registration statement or Notification and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Act and the Rules and Regulations promulgated thereunder and such other documents as the Holder(s) or their representative shall reasonably request.
(2)   Cooperate in taking such action as may be necessary to register or qualify the Common Stock under such other securities laws or blue sky laws of such jurisdictions as the Holder(s) or their representative shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holder(s) of such Common Stock to consummate such proposed sale or other disposition of the common Stock in any such jurisdiction; provided, however, the Corporation shall not be required to qualify or register in any state or jurisdiction which would obligate any present security holder to subject their shares of the Corporation's Common Stock to any escrow other than such escrow as may be in effect as of the date hereof, or which would extend or enlarge upon, any current escrow; provided, further, that in no event shall the Corporation be obligated, in connection therewith, to quality to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.
(3)    Keep effective for a period of twenty-four (24) months after the initial effectiveness thereof all such registrations or Notifications under the Act and cooperate in taking such action as may be necessary to keep effective such other registrations and qualifications, and do any and all other acts and things for such period - not to exceed said twenty-four (24) months - as may be necessary to permit the public sale or other disposition of such Common Stock by such Holder(s).

(4)   Indemnify and hold harmless each such Holder(s) and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder(s), any Common Stock, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement or Notification furnished pursuant to clause (A) of this subsection, or any prospectus or offering circular included therein or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission or such alleged untrue statement or omission was based upon information furnished or required to be furnished in writing to the Corporation by such Holder(s) or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder (s) or underwriter within the meaning of the Act; provided, however, each such holder, underwriter or controlling person shall at the same time indemnify the Corporation, its directors, each officer signing any registration statement or Notification or any amendment to any registration statement or Notification and each person, if any, who controls the Corporation within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (iii) any untrue or alleged untrue statement of a material fact contained in any registration statement or Notification or any amendment to any registration statement or Notification or prospectus or offering circular furnished pursuant to clause (1) of this subsection, or (iv) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such holder, underwriter or controlling person shall be limited to liability based upon information furnished, or required to be furnished, in writing to the Corporation by such holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Corporation herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect therefor) arising from the sale of any of such Common Stock by such underwriter to any parson if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to clause (1) of this subsection, as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished pursuant to said clause (1)) , to such person with or prior to the written confirmation of the sale involved.

(c)           The Corporation shall comply with the requirements of subsection (a) of this Section and shall pay all of the expenses of the offering set forth in subsection (a).  Expenses of the offering for purposes of-this Section are defined to be and shall include all legal, accounting, engineering, printing, filing (including blue-sky filings) and NASD fees, out-of-pocket expenses incurred by Corporation-retained counsel, accountants, and engineers, and miscellaneous identified expenses.  The Holder(s) selling shares of Common Stock in the offering shall, however, pay the cost of any separate counsel engaged to review the registration statement on behalf of or to advise the selling shareholders and any underwriting commissions, transfer taxes and underwriter's expense allowance attributable to the Common Stock being sold by the Holder(s), all of which shall be borne by the Common Holder(s) selling such shares of Common Stock.

The Corporation's obligation under said subsection (a) hereof shall be conditioned as to each such public offering, upon a timely receipt by the Corporation in writing such information as the corporation may reasonably require from such Holder(s), or any underwriter for any of them, for inclusion in such registration statement or Notification or post-effective amendment.

(d)           The Corporation's agreements with respect to the Series A Preferred Stock or the Common Stock in this Section will continue in effect regardless of the payment of dividends in Common Stock on the Series A Preferred Stock.

(e)           Any notices or certificates by the Corporation to the Holder and by the Holder to the Corporation shall be deemed delivered if in writing and sent by certified mail, to the Holder(s) at their addresses shown on the records of the Corporation for such Holder(s), and, if to the Corporation, addressed to it at: 14555 North Scottsdale Road Suite 220 Scottsdale, Arizona 85254 Attn: C. Gus Grant, Chairman.  The Corporation may change its address by written notice to the Holder.

9.
Transfer Agent and Registrar.  The Corporation may appoint a transfer agent and registrar for the issuance and transfer of the Series A Preferred Stock and for the payment of dividends to the holders of the Series A Preferred Stock.

Series D Preferred Stock

The designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to the Series D Preferred Stock are as follows:

1.
Designation and Number of Shares.  The designation of this series of 400,004 shares of Preferred Stock, par value $.00l per share, created by the Board of Directors of the Corporation pursuant to the authority granted to it by the Certificate of Incorporation of the Corporation, is "Series D Preferred Stock.”  In the event that the. Corporation does not issue the maximum number of shares of Series D Preferred Stock, the Corporation may, from time to time, by resolution of the Board of Directors, reduce the number of shares of Series D Preferred Stock authorized, provided, that no such reduction shall reduce the number of authorized shares to a number which is less than the number of shares of Series D Preferred Stock then issued.  The number of shares by which the Series D Preferred Stock is reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such stock is once more designated as part of a particular series by the Corporation's Board of Directors.

2.	Dividend Rights.

(a)           Holders of shares of Series D Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends at an annual rate of 0.60 per share (equal to 12% of the 5.00 purchase price per Series D Preferred Share on original issuance) (i) out of funds of the Corporation legally available therefore, or (ii) in the whole number of Shares based on the "current market price" per share of the Common Stock.  The current market price shall be deemed to be the average of the daily closing bid prices for the five (5) consecutive trading days commencing such number of days prior to (but not including) the dividend payment date, computed pursuant to 4(d) (iii) (B), as if such shares had been purchased for cash using the dividend amount per share payable to the holder of the Preferred Stock on the applicable dividend payment date. If less than one (1) whole share is issuable based on the foregoing computation, the dividend shall be paid in cash. No fractional shares or scrip shall be issued, subject to the provisions of Paragraph 2 (c) of this Certificate of Designation. The Corporation may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any calculation required by this paragraph 2 (a), and a certificate signed by such firm shall be conclusive evidence of the correctness of such calculation.  Dividends shall be payable as follows: For the period ending December 31, 1996, the dividend payment date shall be December 31, 1996; dividends thereafter shall be paid in semi-annual installments on the dividend payment dates hereinafter defined. Dividend payment dates subsequent to December 31, 1996 shall be June 30, and December 31, of each year commencing December 31, 1996. Dividends shall be payable on the dividend payment dates to holders of Series D Preferred Stock of record on the first day of the month in which such dividend payment date occurs. Each semi-annual period ending on a dividend payment date is referred to as a "dividend period.”  Dividends on the Series D Preferred Stock shall be fully cumulative and accrue, with respect to each share of Series D Preferred Stock, from the date such share of Series D Preferred Stock is originally issued.

(b)           The amount of any dividends "accrued" on any share of Series D Preferred Stock at any dividend payment date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend payment date, whether or not earned or declared, and the amount of dividends "accrued" on any share of Series D Preferred Stock at any date other than a dividend payment date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend payment date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate set forth in paragraph 2 (a), above, per share for the period after such last preceding dividend payment date to and including the date as of which the calculation is made, based on a three hundred sixty (364) day year of twelve (12) months, each having thirty (30) days.

(c)           Except as provided in this Certificate of Designation, no dividends shall be declared or paid or set aside for payment on any shares of Common Stock or any other classes or series of capital stock ranking junior to the Series D Preferred Stock as to dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for payment thereof is set aside for such payment on the Series D Preferred Stock for all dividend periods terminating on or prior to the dividend payment date of such dividends on any such series or class. Holders of shares of Series D Preferred Stock shall not be entitled to dividends thereon, whether payable in cash property or stock, in excess of the full cumulative dividends thereon, as provided in this Certificate of Designation.

(d)           So long as any shares of Series D Preferred Stock shall be outstanding, no distribution shall be declared or made upon any junior series or class of capital stock in the event of voluntary and involuntary dissolution, liquidation or winding up shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation or by any subsidiary (which shall mean any corporation or entity, the majority of voting power to elect directors of which is held directly or indirectly by the Corporation), except by conversion into or exchange for any such junior series or class of capital stock; unless, in each case, the full cumulative dividends on all outstanding shares of Series D Preferred Stock shall have been paid in full for all past dividend periods or unless the holders of a majority of the Series D Preferred Stock then outstanding shall consent thereto.

3.	Voting Rights.

(a)           Holders of shares of Series D Preferred Stock shall have the same voting rights in respect thereof as are accorded to the holders of Common Stock of the Corporation pursuant to the Amended and Restated Certificate of Incorporation of the Corporation and by law and shall exercise such voting rights with the holders of such Common Stock and not as a class, except as set forth in Paragraph 3(b) below.

(b)           Unless the vote of the holders of a greater number of shares of Series D Preferred Stock shall be then required by law, the consent of the holders of a majority of the shares of Series D Preferred Stock at the time outstanding, given in person or by proxy by a vote at a meeting called for such purpose or given by written consent signed by the holders of the number of shares of Series D Preferred Stock required for approval, voting or giving consent as a single class shall be necessary for authorizing, effecting or validating the amendment alteration or repeal of any of the provisions of the Amended and Restated Certificate of Incorporation or any amendment thereto or restatement thereof (including any Certificate of Designation or similar document relating to the Series D Preferred Stock) which affects or would affect adversely the preferences, rights, powers or privileges of the holders of shares of Series A Preferred Stock. The Corporation is not restricted from creating other series of Preferred Stock which may be senior or junior to or on a parity with the Series D Preferred Stock as to dividends and/or on voluntary or involuntary dissolution, liquidation or winding up without the consent of the holders of the Series D Preferred Stock.

4.	Right of Corporation to Redeem or Call the Series D Preferred Stock.

(a)           Anything contained in this Certificate of Designation to the contrary notwithstanding, the Corporation shall have the right to redeem or call the Series D Preferred Stock then outstanding, at any time, and from time to time, following two years from July 1, 1996, at a price of $5.75 cash per share called or redeemed, together with any accrued but unpaid dividends thereon to and including the date of redemption (the "Redemption Price").

(b)           The Directors of the Corporation shall have the right in their sole, exclusive and absolute discretion to determine which, if any, and whether pro rata or by lot, of the shares of Series D Preferred Stock should be redeemed or called.

(c)           The Directors of the Corporation shall cause written notice of redemption to be given as set forth in (d) below, to each registered holder of Series D Preferred Stock to be called or redeemed, at their respective addresses as they appear on the records of the Corporation, specifying the certificate number(s) of the shares to be redeemed, the name and address of the transfer agent for the Series D Preferred Stock.  Such notice shall be mailed to said registered holders by first class, postage prepaid mail no later than the thirteenth day before the date fixed for redemption (the "Redemption Date"). The notice of redemption shall set forth the redemption price, the date set for redemption and the place where certificates for Series D Preferred Stock shall be delivered.

(d)           If notice of redemption shall have been given as herein before provided, and the Corporation shall not default in the payment of the redemption shall be entitled to all preferences and relative and other rights accorded by this resolution until and including the date prior to the Redemption Date.  If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences and relative and other rights accorded by this resolution until and including the date prior to the date (the "Final Redemption Date") when the Corporation makes payment or delivery as aforesaid to the holders of the Preferred Stock. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefore, to receive amounts to be paid hereunder. The deposits of moneys in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any moneys so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, if any, earned on any moneys so deposited in trust; and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of moneys so deposited by the Corporation and unclaimed by the holders of the Preferred Stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

5.	Liquidation Rights.

(a)           In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series D Preferred Stock shall have no stated rights in the assets of the corporation.  Holders of the Series D Preferred Stock shall be entitled to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final payment of distribution, before any payment or distribution upon dissolution, liquidation or winding up shall be made on any series or class of capital stock ranking junior to Series D Preferred Stock as to such payment or distribution.

(b)           The sale, conveyance, exchange or transfer (for cash shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall be deemed a voluntary dissolution, liquidation or winding up of the Corporation for purposes of this Paragraph 5.  The merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Paragraph 5; provided, however, that the merger or consolidation of the Corporation into another corporation shall be deemed to be a voluntary dissolution, liquidation or winding up of the Corporation for the purposes of this Paragraph 5, unless either (i) the holders of all shares of Series D Preferred Stock outstanding upon the effectiveness of such merger or consolidation shall have the right, upon such effectiveness, to receive for each share of Series D Preferred Stock held by them upon such effectiveness, one share of Preferred Stock of the resulting or surviving corporation, which share shall have, to the extent practicable, dividend and voting rights and rights upon dissolution, liquidation or winding up reasonably equivalent to those of such share of Series D Preferred Stock, or (ii) the merger or consolidation was approved by the holders of a majority of the shares of Series D Preferred Stock then outstanding either at a meeting of such stockholders or by a written consent in lieu of a meeting.

(c)           In the event the assets of the Corporation available for distribution to the holders of shares of Series D Preferred Stock upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Paragraph 5(a) of thus Certificate of Designation, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Corporation ranking on a parity with the shares of Series D Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series D Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)           Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for such distribution to its stockholders all amounts to which such holders are entitled pursuant to Paragraph 4(a) of this Certificate of Designation before any payment shall be made to the holders of any class of capital stock of the corporation ranking junior upon liquidation to Series D Preferred Stock.

6.
Rank of Series.  For purposes of this Certificate of Designation, any stock of any series or class of the Corporation shall be deemed to rank junior to shares of Series D Preferred Stock as to dividends or upon liquidation, dissolution or winding up, as applicable, if such class shall be Common Stock or if the holders of shares of Series D Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as applicable, in preference or priority to the holders of shares of such class or classes.

7.
No Preemptive Rights.  No holder of the Series D Preferred Stock shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized or any securities convertible into or exchangeable for any shares or any warrants, options, rights or other instruments evidencing rights to subscribe for or purchase any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

8.	"Piggy-back" Registration Rights.

(a)           When the Corporation files its first registration statement (defined herein to include a Notification under Regulation A and the Offering Circular included therein) under the Act at any time after March 31, 1996, which relates to a current offering of securities of the Corporation (except in connection with an offering to employees, a stock option or employee benefit plan, an exchange offer or an offer to acquire assets) such registration statement and the prospectus included therein shall also, at the written request to the Corporation by the holder(s) of Common Stock of the Corporation received as dividends on the Series D Preferred Stock (hereinafter referred to as "Common Stock"), include such Common Stock in such registration statement and meet the requirements of the Act with respect to the public offering of such Common Stock in compliance with the Act. The Corporation shall give written notice to the holder(s) of such Common Stock (hereinafter referred to collectively as "Holder(s)" of its intention to file a registration statement under the Act relating to a current offering of the Common Stock of the Corporation, sixty (60) or more days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall be made by the Holder(s) thirty (30) or more days prior to the date specified in the notices the date on which it is intended to file such registration statement. Any such request by Holder(s) shall include only shares of Common Stock into which such Holder(s) Series A Preferred Stock received or were then accrued and payable as a dividend thereon. Neither the delivery of such notice by the Corporation nor of such request by the Holder(s) shall in any way obligate the Corporation to file such registration statement and notwithstanding the filing of such registration statement, the Corporation may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to the Holder(s), except that the Corporation shall pay such expenses as are contemplated to be paid by it under subsection (d) of this Section.

Notwithstanding anything contained in this subsection (a) to the contrary, if any underwriter who is proposing to offer to the public the Corporation's Common Stock should object to and fail to proceed with the offering because all of the Common Stock is proposed to be included in the registration statement, the Corporation may proceed with the offering either including the number of shares which the underwriter will agree to include pro rata among those shares of Common Stock for which registration is requested or none o the underwriter refuses to proceed if any such shares are included, without registering the Common Stock; provided, however, the Corporation can legally file and does file a post-effective amendment to such registration statement, with the consent of said underwriter, within ninety (90) days of the effective date of such registration statement, allowing the selling stockholders to sell the remaining balance, or all, as the case may be, of their Common Stock pursuant to such registration statement.

(b)           In each instance in which pursuant to subsection (a) of this Section, the Corporation shall take any action to permit a public offering or sale or other distribution of the Common Stock, the Corporation shall:
(1)    Cooperate in taking such action as may be necessary to register or qualify the Common Stock under such other securities laws or blue sky laws of such jurisdiction as the Holders) or their representative shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holder(s) of such Common Stock to consummate such proposed sale or other disposition of the Common Stock in any such jurisdiction; provided, however, the Corporation shall not be required to qualify or register in any state or subject their shares of the Corporation's Common Stock to any escrow other than such escrow as may be in effect as of the date hereof, or which would extend or enlarge upon any current escrow; provided, further, that in no event shall the Corporation be obligation connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.
(3)    Keep effective for a period of twenty-four (24) months after the initial effectiveness thereof all such registrations or Notifications under the Act and cooperate in taking such action as may be necessary to keep effective such other registrations and qualifications, and do any and all other acts and things for such period - not to exceed said twenty-four (24) months - as may be necessary to permit the public sale or other disposition of such Common Stock by such Holder(s).

(4)    Indemnify and hold harmless each such Holder(s) and each under- writer, within the meaning of the Act, who may purchase from or sell for any such Holder(s), any Common Stock, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement or Notification furnished pursuant to clause (A) of this subsection, or any prospectus or offering circular included therein or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission or such alleged untrue statement or omission was based upon information furnished or required to be furnished in writing to the Corporation by such Holder(s) or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder(s) or underwriter or controlling person shall at the same time indemnify the Corporation, its directors, each officer signing any registration statement of Notification or any amendment to any registration statement or Notification and each person, if any who controls the Corporation within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (iii) any untrue or alleged untrue statement of a material fact contained in any registration statement or Notification or any amendment to any registration statement or Notification or prospectus or offering circular furnished pursuant to clause (1) of this subsection, or (iv) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such holder, underwriter or controlling person shall be limited to liability based upon information furnished, or required to be furnished, in writing to the Corporation by such holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Corporation herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect therefore) arising from the sale of any of such Common Stock by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to clause (1) of this subsection, as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished pursuant to said clause (1)), to such person with or prior to the written confirmation of the sale involved.

(c)           The Corporation shall comply with the requirements of subsection (a) of this Section and shall pay all of the expenses of the offering set forth in subjection (a).  Expenses of the offering for purposes of this Section are defined to be and shall include all legal, accounting, engineering, printing, filing (including blue-sky filings) and NASD fees, out-of-pocket expenses incurred by Corporation-retained counsel, accountants, and engineers, and miscellaneous identified expenses. The Holder(s) selling shares of Common Stock in the offering shall, however, pay the cost of any separate counsel engaged to review the registration statement on behalf of or to advise the selling shareholders and any underwriting commissions, transfer taxes and underwriter's expense allowance attributable to the Common Stock being sold by the Holder(s), all of which shall be borne by the Common Holder(s) selling such shares of Common Stock.

The Corporation's obligation undersaid subsection (a) hereof shall be conditioned as to each such public offering, upon a timely receipt by the Corporation as to each such public offering, upon a timely receipt by the Corporation in writing such information as the Corporation may reasonably require from such Holder(s), or any underwriter for any of them, for inclusion in such registration statement or Notification or post-effective amendment.

(d)           The Corporation's agreements with respect to the Series B Preferred Stock or the Common Stock in this Section will continue in effect regardless of the payment of dividends in Common Stock on the Series D Preferred Stock.

(e)           Any notices or certificates by the Corporation to the Holder and by the Holder to the Corporation shall be deemed delivered if in writing and sent by certified mail, to the Holder(s) at their addresses shown on the records of the Corporation for such Holder(s) and, if to the Corporation, addressed to it at: 6625 N. Scottsdale Road Suite 2 Scottsdale, Arizona 85250 Att: C. Gus Grant, Chairman.  The Corporation may change its address by written notice to the Holder(s).

9.	Transfer Agent and Registration.

The Corporation may appoint a transfer agent and registrar for the issuance and transfer of the Series D Preferred Stock and for the payment of dividends to the holders of the Series D Preferred Stock.

Series F Preferred Stock

The designation of the number of shares constituting, and the rights, preferences privileges and restrictions relating to the Series F Preferred Stock are as follows

1.
Designation and Number of Shares.  The designation of this series of 1,000,000 shares of Two Year 10% Convertible Preferred Stock, par value $.001 per share, created by the Board of Directors of the Corporation pursuant to the authority granted to it by the Certificate of Incorporation of the Corporation, is "Series F Preferred Stock."  In the event that the Corporation does not issue the maximum number of shares of Series F Preferred Stock, the Corporation may, from time to time, by resolution of the Board of Directors, reduce the number of shares of Series F Preferred Stock authorized, provided that no such reduction shall reduce the number of shares of Series F Preferred Stock then issued.  The number of shares by which the Series F Preferred Stock shall be reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such stock is once more designated as part of a particular series by the Corporation's Board of Directors.

2.
Dividend Rights.  Holders of Series F Two Year 10% Convertible Preferred Stock shall be entitled to receive dividends, at the rate of 10%, payable, at the option of the Company, in cash or shares of common stock valued at the then-current market price per share, at the time of maturity, or upon conversion, whichever is earlier.  The then-current market price per share shall be deemed to be the average closing price per share on the Over the Counter Bulletin Board for the five consecutive trading days immediately prior to maturity, or conversion.  Dividends shall be paid in whole shares, with fractional shares being rounded up, or down, with fractions of one half or more being rounded up, and fractions of less than one half a share being rounded down.  Dividends on the Series F Preferred Stock shall be cumulative and shall accrue, with respect to each share of Series F Preferred Stock, from the date such share of Series F Preferred Stock is originally issued.

3.
Voting Rights.  Holders of shares of Series F Preferred Stock shall have the same voting rights in respect thereof as are accorded to the holders of Common Stock of the Corporation pursuant to the Amended and Restated Articles of Incorporation of the Corporation and by law and shall exercise such voting rights with the holders of such Common Stock and not as a class.

4.
Conversion.  No shares of Series F Preferred Stock may be converted until the later of (a) shareholder approval of the proposed increase in the authorized common stock of the Corporation, and sufficient number of shares of authorized but unissued shares of common stock are available for conversion, or (b) a date 120 days following the date of issuance thereof, following which latter date such shares may be converted, at the option of the holder, into the Corporation's Common Stock at the Conversion Rate of one (1) share of Series F Preferred Stock for 40 shares of the Corporation's Common Stock.  The Corporation may require that the holder surrender the certificates representing the shares of Series F preferred Stock being converted to the transfer agent for the Series F Preferred Stock, or if none shall have been appointed, to the Corporation.  Shares of Series F Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender for conversion of the certificate(s) therefore, together with the form of notice of election provided by the Corporation duly signed by the bolder thereof.  The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock as of such time.  As promptly as is practicable after the conversion date, the Corporation, or its transfer agent, shall deliver a certificate, or certificates, for the number of Common Shares issuable upon conversion.

In the event that the Corporation shall, after the issuance of shares of the Series F Preferred Stock, subdivide, split, or reclassify its outstanding Common Stock into a greater number of shares, or combine or reclassify its outstanding Common Stock into a smaller number of shares, the conversion rate shall be adjusted so that the holder of shares of Series F Preferred Stock converted after such date shall be entitled to receive such number of shares as would have been owned had conversion taken place before such date.

5.
Rank of Series.  For proposes of this Certificate of Designation, the shares of Series F Preferred Stock shall rank junior to any stock of all other series of preferred stock currently issued, as to liquidation, winding up, or dissolution, as applicable, in preference or priority to the holders of such other class or classes.

6.
Liquidation Rights.  In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series F Preferred Stock shall have no stated rights in the assets of the Corporation.

The sale, conveyance or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph.  The merger or consolidation of the Corporation into or with any other corporation, or the merger or consolidation of any other corporation into or with the Corporation, shall not be deemed to be an event of liquidation, dissolution or winding up, if the holders of the Series F Preferred Stock outstanding upon the effectiveness of such merger or combination, receive for each share of Series F Preferred Stock one share of preference stock of the resulting or surviving corporation, which share of preferred stock will have rights and privileges roughly equivalent to the rights and privileges of the Series F Preferred Stock.

7.
No Preemptive Rights.  No holder of the Series F Preferred Stock shall, as such holder, be entitled, as of right, to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any shares, or any warrants, rights, or other instruments evidencing rights to subscribe for or purchase any such shares.

8.
Transfer Agent and Registrar.  The Corporation may appoint a transfer agent and registrar for the issuance, transfer and conversion of the Series F Preferred Stock and for the issuance of dividend shares payable upon conversion or maturity.

5.
The Corporation shall be managed by the Board of Directors, which shall exercise all powers conferred under the laws of the State of Delaware.  The Board of Directors shall have authority to make, alter or repeal the Bylaws of the Corporation.  The Board of Directors shall have sole authority to determine the number of Directors serving on the Board, and may increase or decrease the exact number of Directors from time to time by resolution duly adopted by such Board.  No decrease in the number of Directors shall have the affect of shortening the term of an incumbent Director.

6.	Elections of directors need not be written ballot unless the Bylaws of the Corporation shall so provide.

7.
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide.  The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the ByLaws of the Corporation.

8.
No director of the Corporation shall be held personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a directory; provided, however, that nothing contained herein shall eliminate or limit the liability of a director of the Corporation to the extent provided by applicable laws (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.  The limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office.  No amendment or repeal of this Article 9 shall apply to or have any effect upon the liability or alleged liability of any director of the corporation for or with respect to acts or omissions of such director occurring prior to such amendment or repeal.

9.
The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all right conferred upon stockholders herein are granted subject to this reservation.